UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024
BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.00% Senior Notes due 2031	BWA31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2024, BorgWarner Inc. (the “Company”) issued a press release announcing the appointment of Amy B. Kulikowski to the role of Vice President and Chief Accounting Officer, effective March 1, 2024, succeeding Craig D. Aaron, who was the Company’s principal accounting officer. As previously disclosed on a Current Report on Form 8-K filed on December 5, 2023, Mr. Aaron became the Company’s Executive Vice President and Chief Financial Officer, effective March 1, 2024.

Ms. Kulikowski, 47, served as Vice President, Chief Accounting Officer of Cooper Standard Holdings Inc., a manufacturer of sealing, fuel and brake delivery and fluid transfer systems, from July 2022 to February 2024. From September 2021 to July 2022, she served as VP, Global Internal Audit and Compliance of Cooper Standard. Prior to Cooper Standard, Ms. Kulikowski served as the Assistant Controller, Delphi Accounting and Integration at the Company from October 2020 to May 2021. Prior to the Company, she served as the VP and Assistant Controller of Delphi Technologies PLC from December 2017 to October 2020.

In connection with her appointment, the Company entered into a letter agreement with Ms. Kulikowski. Among other things, the letter agreement provides that, to compensate Ms. Kulikowski for certain forfeitures upon leaving her prior employer and as an inducement for her to join the Company, the Company will grant her a one-time restricted stock award with a value of $300,000, vesting 50% after 1 year and the remainder after 2 years of service. In addition, the Company will pay her a $250,000 cash bonus, half of which is due on the first regular pay date following her date of hire, and the remainder is due on the 6-month anniversary of her hire date.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: March 1, 2024	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary